EQ ADVISORS TRUSTSM – TACTICAL MANAGER PORTFOLIOS

SUPPLEMENT DATED FEBRUARY 21, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013 of EQ Advisors Trust (“Trust”) regarding the Tactical Manager Portfolios. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about name changes to the Tactical Manager Portfolios.

AXA Tactical Manager 500 Portfolio

ATM Large Cap Portfolio

AXA Tactical Manager 400 Portfolio

ATM Mid Cap Portfolio

AXA Tactical Manager 2000 Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager International Portfolio

ATM International Portfolio

On or about May 1, 2014, the names of the Tactical Manager Portfolios as listed above, will change as indicated in the table below:

Current Portfolio Name	New Portfolio Name
AXA Tactical Manager 500 Portfolio	AXA 500 Managed Volatility Portfolio
AXA Tactical Manager 400 Portfolio	AXA 400 Managed Volatility Portfolio
AXA Tactical Manager 2000 Portfolio	AXA 2000 Managed Volatility Portfolio
AXA Tactical Manager International Portfolio	AXA International Managed Volatility Portfolio
ATM Large Cap Portfolio	ATM Large Cap Managed Volatility Portfolio
ATM Mid Cap Portfolio	ATM Mid Cap Managed Volatility Portfolio
ATM Small Cap Portfolio	ATM Small Cap Managed Volatility Portfolio
ATM International Portfolio	ATM International Managed Volatility Portfolio